UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RED ROCK RESORTS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! RED ROCK RESORTS, INC. 2026 Annual Meeting Vote by June 3, 2026 11:59 PM ET RED ROCK RESORTS, INC. 1505 SOUTH PAVILION CENTER DRIVE LAS VEGAS, NV 89135 V95246-P49061 You invested in RED ROCK RESORTS, INC. and it’s time to vote You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 21, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 4, 2026 1:00 p.m., Pacific Time Virtually at: www.virtualshareholdermeeting.com/RRR2026 Smartphone users Point your camera here and vote without entering a control number *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items Company Proposal: Proposal 1- Election of 5 director nominees Nominees: 01) Frank J. Fertitta III For 02) Lorenzo J. Fertitta 03) Robert A. Cashell, Jr. 04) Robert E. Lewis 05) James E. Nave, D.V.M. Company Proposal: Proposal 2 - Advisory vote to approve the compensation of our named executive officers. For Company Proposal: Proposal 3 - Ratification of the appointment of Ernst & Young LLP as our independent registered For public accounting firm for 2026. NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion. If this proxy is signed and returned, it will be voted in accordance with your instructions. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V95247-P49061